File No. 333-110037
                                            Filed Pursuant to Rule 497(e) under
                                                     the Securities Act of 1933


                       Pioneer Growth Opportunities Fund

             Supplement dated April 26, 2013 to Summary Prospectus,
               Prospectus and Statement of Additional Information
                               Dated May 1, 2012

The Board of Trustees of Pioneer Growth Opportunities Fund has approved the reorganization of the fund with Pioneer Select Mid Cap Growth Fund (the "Reorganization"). Each of Pioneer Growth Opportunities Fund and Pioneer Select Mid Cap Growth Fund is managed by Pioneer Investment Management, Inc. ("Pioneer"). The combined fund resulting from the Reorganization also will be managed by Pioneer. The Reorganization is expected to occur on or about June 7, 2013, but may occur on such later date as the parties may agree (the "Closing Date"). The Reorganization does not require shareholder approval.

Following is a description of certain aspects of the Reorganization:

      o Pioneer Select Mid Cap Growth Fund will reorganize with Pioneer Growth Opportunities Fund, resulting in the combined fund. The combined fund will be named "Pioneer Select Mid Cap Growth Fund."

      o Pioneer Select Mid Cap Growth Fund's investment team will manage the combined fund.

      o The combined fund will have the same investment objective as Pioneer Select Mid Cap Growth Fund (to seek long-term capital growth). Similarly, Pioneer Growth Opportunities Fund's investment objective is to seek growth of capital.

      o The combined fund will have the same investment strategies and investment policies as Pioneer Select Mid Cap Growth Fund. The combined fund normally will invest at least 80% of its net assets in equity securities of mid-size companies. Pioneer Growth Opportunities Fund invests primarily in equity securities of companies that the fund's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. Unlike the combined fund, Pioneer Growth Opportunities Fund may invest a significant portion of its assets in equity securities of small companies.

      o The management fee rate payable by the combined fund will be lower than the management fee payable by Pioneer Growth Opportunities Fund.

      o It is currently anticipated that the historical performance of Pioneer Select Mid Cap Growth Fund will become the combined fund's historical performance.

      o The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

      o Pioneer Growth Opportunities Fund will bear 25% of the expenses incurred in connection with the Reorganization and Pioneer will bear 75% of such reorganization costs.

The following information is intended to provide information to help you understand the impact of the Reorganization. For complete information, you should refer to each fund's summary prospectus, prospectus and statement of additional information, which are available free upon request at www.pioneerinvestments.com or by calling 1-800-225-6292. Updated performance information for each fund also is available at www.pioneerinvestments.com.

Investment Adviser and Other Service Providers

Pioneer serves as the investment adviser and administrator of Pioneer Growth Opportunities Fund and Pioneer Select Mid Cap Growth Fund and will serve as the investment adviser and administrator of the combined fund. Pioneer Funds Distributor, Inc., an affiliate of Pioneer, serves as the principal underwriter of Pioneer Growth Opportunities Fund and Pioneer Select Mid Cap Growth Fund and will serve as the principal underwriter of the combined fund.

Portfolio Managers

Day-to-day management of the combined fund's portfolio will be the responsibility of Ken Winston. Mr. Winston will be supported by the domestic equity team. This is the same portfolio manager that is responsible for the day-to-day management of Pioneer Select Mid Cap Growth Fund. Mr. Winston, a vice president, joined Pioneer in 2007 from Hartford Investment Management Company where he was senior vice president with portfolio management and analyst responsibilities for small and mid cap growth portfolios. From 2000 to 2006 he worked at Lee Munder Capital Group as partner and portfolio manager for small and mid cap growth portfolios. Mr. Winston has served as portfolio manager of Pioneer Select Mid Cap Growth Fund since 2009.

Day-to-day management of Pioneer Growth Opportunities Fund's portfolio currently is the responsibility of Marco Pirondini, executive vice president of Pioneer and head of equities, U.S. (portfolio manager of the fund since 2013) and Shaji John, vice president of Pioneer (portfolio manager of the fund since 2013).

Management Fees

The combined fund will pay Pioneer a management fee at an annual rate equal to 0.625% of the fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. The fee will be accrued daily and paid monthly.

Pioneer Growth Opportunities Fund currently pays Pioneer a management fee at an annual rate equal to 0.65% of the fund's average daily net assets. The fee is accrued daily and paid monthly.

Fund Assets

It is anticipated that the combined fund will have assets of approximately $952 million. As of December 31, 2012, Pioneer Growth Opportunities Fund had assets of approximately $506 million.

Comparison of Fees and Expenses

The following tables compare the annual fund operating expenses of Pioneer Growth Opportunities Fund and the combined fund. The expenses shown below are based on the actual expenses of Pioneer Growth Opportunities Fund for the twelve-month period ended December 31, 2012 (unaudited), and the estimated expenses of the combined fund on a pro forma basis assuming the Reorganization occurred on December 31, 2012. Future expenses for all share classes may be greater or less.

                                                   Pioneer                    Pioneer                    Pioneer
                                                    Growth      Combined       Growth      Combined       Growth      Combined
                                                 Opportunities     Fund     Opportunities     Fund     Opportunities     Fund
                                                     Fund       (Pro Forma      Fund       (Pro Forma      Fund       (Pro Forma
                                                  (12 months    12 months    (12 months    12 months    (12 months    12 months
                                                    ended         ended        ended         ended        ended         ended
                                                 December 31,  December 31, December 31,  December 31, December 31,  December 31,
                                                    2012)         2012)        2012)         2012)        2012)         2012)
---------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)         Class A       Class A      Class B       Class B       Class C      Class C
Maximum sales charge (load) when you buy
     shares as a percentage of offering price        5.75%         5.75%       None          None          None         None
Maximum deferred sales charge (load) as a
     percentage of offering price or the amount
     you receive when you sell shares, whichever
     is less                                         None          None        1.00%         1.00%         1.00%        1.00%
Redemption fee as a percentage of amount
     redeemed, if applicable                         None          None         None         None          None         None
Annual Fund operating expenses (deducted
     from fund assets) as a % of average daily
     net assets
Management Fee                                       0.65%         0.61%       0.65%         0.61%         0.65%        0.61%
Distribution and Service (12b-1) Fee                 0.25%         0.25%       1.00%         1.00%         1.00%        1.00%
Other Expenses                                       0.35%         0.30%       1.03%         1.02%         0.46%        0.46%
Total Annual Fund Operating Expenses                 1.25%         1.16%       2.68%         2.63%         2.11%        2.07%
---------------------------------------------------------------------------------------------------------------------------------


                                                   Pioneer                    Pioneer
                                                    Growth      Combined       Growth      Combined
                                                 Opportunities     Fund     Opportunities     Fund
                                                     Fund       (Pro Forma      Fund       (Pro Forma
                                                  (12 months    12 months    (12 months    12 months
                                                    ended         ended        ended         ended
                                                 December 31,  December 31, December 31,  December 31,
                                                    2012)         2012)        2012)         2012)
------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)         Class R       Class R      Class Y       Class Y
Maximum sales charge (load) when you buy
     shares as a percentage of offering price                                  None          None
Maximum deferred sales charge (load) as a
     percentage of offering price or the amount
     you receive when you sell shares, whichever
     is less                                         None          None        None          None
Redemption fee as a percentage of amount
     redeemed, if applicable                         None          None        None          None
Annual Fund operating expenses (deducted
     from fund assets) as a % of average daily
     net assets
Management Fee                                       0.65%         0.61%       0.65%         0.61%
Distribution and Service (12b-1) Fee                 0.50%         0.50%       None          None
Other Expenses                                       0.45%         0.44%       0.11%         0.08%
Total Annual Fund Operating Expenses                 1.60%         1.55%       0.76%         0.69%
------------------------------------------------------------------------------------------------------

Examples: The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund's total annual operating expenses remain the same except for year one. Pro forma expenses are included assuming consummation of the Reorganization as of December 31, 2012. The examples are for comparison purposes only and are not a representation of any fund's actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years                                          Pioneer          Combined Fund
you own your shares                             Growth Opportunities Fund  (Pro Forma)
---------------------------------------------------------------------------------------
Class A -- assuming redemption at end of period
     Year 1                                                 $695                 $686
     Year 3                                                 $949                 $922
     Year 5                                               $1,222               $1,177
     Year 10                                              $1,999               $1,903
Class A -- assuming no redemption
     Year 1                                                 $695                 $686
     Year 3                                                 $949                 $922
     Year 5                                               $1,222               $1,177
     Year 10                                              $1,999               $1,903
Class B -- assuming redemption at end of period
     Year 1                                                 $671                 $666
     Year 3                                               $1,132               $1,117
     Year 5                                               $1,520               $1,495
     Year 10                                              $2,665               $2,605
Class B -- assuming no redemption
     Year 1                                                 $271                 $266
     Year 3                                                 $832                 $817
     Year 5                                               $1,420               $1,395
     Year 10                                              $2,665               $2,605

Number of years                                                 Pioneer          Combined Fund
you own your shares                                    Growth Opportunities Fund  (Pro Forma)
----------------------------------------------------------------------------------------------
Class C -- assuming redemption at end of period
     Year 1                                                        $314                 $310
     Year 3                                                        $661                 $649
     Year 5                                                      $1,134               $1,114
     Year 10                                                     $2,441               $2,400
Class C -- assuming no redemption
     Year 1                                                        $214                 $210
     Year 3                                                        $661                 $649
     Year 5                                                      $1,134               $1,114
     Year 10                                                     $2,441               $2,400
Class R -- with or without redemption at end of period
     Year 1                                                        $163                 $158
     Year 3                                                        $505                 $490
     Year 5                                                        $871                 $845
     Year 10                                                     $1,900               $1,845
Class Y -- with or without redemption at end of period
     Year 1                                                         $78                  $70
     Year 3                                                        $243                 $221
     Year 5                                                        $422                 $384
     Year 10                                                       $942                 $859

Investment Objectives and Principal Strategies

The table below provides a summary comparison of Pioneer Growth Opportunities Fund's current investment objectives and principal investment strategies to those of the combined fund following the consummation of the Reorganization. The combined fund will have substantially the same investment risks as those currently described in Pioneer Growth Opportunities Fund's prospectus.

----------------------------------------------------------------------------  -----------------------------------------------------
                               Pioneer Growth Opportunities Fund                               Combined Fund
----------------------------------------------------------------------------  -----------------------------------------------------
Investment Objective Growth of capital.                                       Long-term capital growth.
----------------------------------------------------------------------------  -----------------------------------------------------
Principal            The fund invests primarily in equity securities of       Normally, the fund invests at least 80% of its net
Investment           companies that Pioneer Investment Management,            assets (plus the amount of borrowings, if any, for
Strategies           Inc. (Pioneer), the fund's investment adviser,           investment purposes) in equity securities of mid-
                     considers to be reasonably priced or undervalued,        size companies. Mid-size companies are those with
                     with above average growth potential. For purposes        market values, at the time of investment, that do
                     of the fund's investment policies, equity securities     not exceed the greater of the market capitalization
                     include common stocks, debt convertible to equity        of the largest company within the Russell Midcap
                     securities and other equity instruments, such as         Growth Index ($20.4 billion as of December 31,
                     exchange-traded funds (ETFs) that invest primarily       2011) or the 3-year rolling average of the market
                     in equity securities, depositary receipts, equity        capitalization of the largest company within the
                     interests in real estate investment trusts (REITs),      Russell Midcap Growth Index ($17.8 billion as of
                     warrants, rights and preferred stocks.                   December 31, 2011) as measured at the end of the
                                                                              preceding month, and are not less than the
                     The fund may invest in securities of any market          smallest company within the index. The Russell
                     capitalization, although the fund may invest a           Midcap Growth Index measures the performance
                     significant portion of its assets in equity securities   of U.S. mid-cap growth stocks. The size of the
                     of small companies. The fund defines small               companies in the index changes constantly as a
                     companies as those within the market capitalization      result of market conditions and the composition of
                     range of the Russell 2000 Growth Index                   the index. The fund's investments will not be
                     (approximately $2.7 million to $3.6 billion as of        confined to securities issued by companies
                     March 31, 2012). The size of the companies in the        included in the index. For purposes of the fund's
                     index changes constantly with market conditions          investment policies, equity securities include
                     and the composition of the index. The fund may           common stocks, debt convertible to equity
                     continue to hold a security if its market                securities and other equity instruments, such as
                     capitalization changes after investment.                 exchange-traded funds (ETFs) that invest primarily
                                                                              in equity securities, depositary receipts, warrants,
                     The fund may invest up to 20% of its total assets in     rights, equity interests in real estate investment
                     debt securities of U.S. issuers. Generally the fund      trusts (REITs) and preferred stocks.
                     acquires debt securities that are investment grade,
                     but the fund may invest up to 5% of its net assets in    The fund will provide notice to shareholders at least
                     below investment grade debt securities (known as         60 days prior to any change to its policy to invest
                     "junk bonds") and below investment grade                 at least 80% of its assets in equity securities of
                     convertible debt securities. The fund invests in debt    mid-size companies.
                     securities when Pioneer believes they are consistent
                     with the fund's investment objective of capital growth,  The fund may invest up to 20% of its total assets
                     to diversify the portfolio or for greater liquidity.     in debt securities. The fund may invest up to 5% of
                                                                              its net assets in below investment grade debt
                     The fund may invest up to 20% of its total assets        securities (known as "junk bonds"), including
                     in securities of non-U.S. issuers, including up to       below investment grade convertible debt securities,
                     5% of its total assets in securities of emerging         issued by both U.S. and non-U.S. issuers. The fund
                     markets issuers. The fund does not count                 invests in debt securities when Pioneer Investment
                     securities of Canadian issuers against the limit on      Management, Inc., (Pioneer) the fund's investment
                     investment in securities of non-U.S. issuers.            adviser, believes they are consistent with the fund's
                                                                              investment objective of capital growth, to diversify
                     The fund may, but is not required to, use                the fund's portfolio or for greater liquidity.
                     derivatives. The fund may use derivatives for a
                     variety of purposes, including as a hedge against        The fund may invest up to 20% of its net assets in
                     adverse changes in the market price of securities,       REITs.
                     interest rates or currency exchange rates; as a
                     substitute for purchasing or selling securities; and     The fund may invest up to 20% of its total assets
                     to increase the fund's return as a non-hedging           in equity and debt securities of non-U.S. issuers.
                     strategy that may be considered speculative. The         The fund will not invest more than 5% of its total
                     fund may choose not to make use of derivatives for       assets in the securities of emerging markets
                     a variety of reasons, and any use may be limited by      issuers. The fund does not count securities of
                     applicable law and regulations. The fund may also        Canadian issuers against the limit on investment in
                     hold cash or other short-term investments.               securities of non-U.S. issuers.
----------------------------------------------------------------------------  -----------------------------------------------------

----------------------------------------------------------------------------  -----------------------------------------------------
                               Pioneer Growth Opportunities Fund                               Combined Fund
----------------------------------------------------------------------------  -----------------------------------------------------
                     The fund uses a "growth at a reasonable price"           The fund may, but is not required to, use
                     style of management and seeks to invest in               derivatives. The fund may use derivatives for a
                     securities of issuers with above average potential       variety of purposes, including as a hedge against
                     for earnings and revenue growth that are also            adverse changes in the market price of securities,
                     trading at attractive market valuations. To select       interest rates or currency exchange rates; as a
                     stocks, Pioneer employs fundamental research and         substitute for purchasing or selling securities; and
                     an evaluation of the issuer based on its financial       to increase the fund's return as a non-hedging
                     statements and operations, utilizing a bottom-up         strategy that may be considered speculative. The
                     analytic style which focuses on specific securities      fund may choose not to make use of derivatives for
                     rather than industries. Pioneer may also use             a variety of reasons, and any use may be limited by
                     quantitative analysis. Pioneer relies on the             applicable law and regulations. The fund may also
                     knowledge, experience and judgment of its staff          hold cash or other short-term investments.
                     and the staff of its affiliates who have access to a
                     wide variety of research. Pioneer focuses on the         The fund uses a "growth" style of management and
                     quality and price of individual issuers and              seeks to invest in companies with above average
                     securities, not on economic sector or market-            potential for earnings and revenue growth that are
                     timing strategies. Factors Pioneer looks for in          also trading at attractive market valuations. To
                     selecting investments include:                           select growth stocks, Pioneer employs quantitative
                                                                              analysis, fundamental research and an evaluation
                       o Strength of the company's balance sheet              of the issuer based on its financial statements and
                                                                              operations. Pioneer relies on the knowledge,
                       o Quality of the management team                       experience and judgment of its staff and the staff
                                                                              of its affiliates who have access to a wide variety of
                       o Rate at which the company's earnings are             research. Pioneer focuses on the quality and price
                       projected to grow                                      of individual issuers and economic sector analysis,
                                                                              not on market-timing strategies. Factors Pioneer
                       o Whether the company's stock may be trading           looks for in selecting investments include:
                       at a discount relative to its industry peers or the
                       overall market                                           o Market leadership in a company's primary
                                                                                products and services
                     Pioneer generally sells a portfolio security when it
                     believes that the issuer no longer offers the              o Companies expected to benefit from long-term
                     potential for growth at a reasonable price or if any       trends in the economy and society
                     of the above factors have deteriorated. Pioneer
                     makes that determination based upon the same               o Low market valuations relative to earnings
                     criteria it uses to select portfolio securities.           forecast, book value, cash flow and sales
                                                                                compared to historic standards

                                                                                o Increasing earnings forecast

                                                                              Pioneer generally sells a portfolio security when it
                                                                              believes that the issuer no longer offers the
                                                                              potential for above average earnings and revenue
                                                                              growth. Pioneer makes that determination based
                                                                              upon the same criteria it uses to select portfolio
                                                                              securities.
----------------------------------------------------------------------------  -----------------------------------------------------

Comparison of the Funds' Past Performance

It is currently anticipated that, upon consummation of the Reorganization, the historical performance of Pioneer Select Mid Cap Growth Fund will become the combined fund's historical performance. This means that Pioneer Growth Opportunities Fund's historical performance, including its accounting and financial history, will no longer exist as of the close of business on the date that the Reorganization is consummated. What is the impact of this change?

      o Pioneer Growth Opportunities Fund's inception date is September 30, 1996, and Pioneer Select Mid Cap Growth Fund's inception date is June 30, 1993. The combined fund will adopt the June 30, 1993 inception date of Pioneer Select Mid Cap Growth Fund.

      o The performance for Class B and R shares of the combined fund for periods prior to the date of the Reorganization will reflect the performance of Class A shares, adjusted to reflect the expenses of your class of shares.

The bar charts and tables below indicate the risks and volatility of an investment in each of Pioneer Growth Opportunities Fund and Pioneer Select Mid Cap Growth Fund by showing how the funds have performed in the past. The bar charts show changes in the performance of each fund's Class A shares from calendar year to calendar year. The tables show average annual total returns for each class of shares of a fund over time and compare these returns to a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292. A fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Pioneer Select Mid Cap Growth Fund acquired the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the Predecessor Select Mid Cap Growth Fund) on May 15, 2009. As a result of the reorganization, Pioneer Select Mid Cap Growth Fund is the accounting successor of the Predecessor Select Mid Cap Growth Fund. In the reorganization, the Predecessor Select Mid Cap Growth Fund exchanged its assets for shares of Pioneer Select Mid Cap Growth Fund. The performance of Class A, Class C and Class Y shares of Pioneer Select Mid Cap Growth Fund includes the performance of the Predecessor Select Mid Cap Growth Fund's Class A, Class C and Class I shares prior to the reorganization. The performance of the Predecessor Select Mid Cap Growth Fund's Class A and Class C shares prior to the reorganization has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of the Predecessor Select Mid Cap Growth Fund's Class I shares prior to the reorganization has not been restated to reflect any differences in expenses. Morgan Asset Management, Inc. served as the investment adviser to the Predecessor Select Mid Cap Growth Fund.

The Predecessor Select Mid Cap Growth Fund began operations on March 12, 1999 as the successor to a collective trust fund for which Regions Bank was the trustee. The performance shown below relating to the Predecessor Select Mid Cap Growth Fund prior to March 12, 1999 is that of the Predecessor Select Mid Cap Growth Fund's predecessor, the inception date of which was June 30, 1993. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of Safeco Growth Opportunities Fund (the Predecessor Growth Opportunities Fund) on December 10, 2004. The performance of Class A and Class C shares of Pioneer Growth Opportunities Fund includes the net asset value performance of the Predecessor Growth Opportunities Fund's Class A and Class C shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of Pioneer Growth Opportunities Fund were reflected, the performance would be lower. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the Predecessor Growth Opportunities Fund's investment adviser.

   PIONEER SELECT MID CAP GROWTH FUND'S ANNUAL RETURNS -- CLASS A SHARES (%)
                           (YEARS ENDED DECEMBER 31)


                              2003            39.62
                              2004             8.40
                              2005            18.48
                              2006             6.21
                              2007            18.98
                              2008           -39.76
                              2009            46.81
                              2010            21.01
                              2011            -2.36
                              2012            10.35


During the period shown in the bar chart, Pioneer Select Mid Cap Growth Fund's highest quarterly return was 23.93% for the quarter ended 6/30/2003, and the lowest quarterly return was -23.43% for the quarter ended 12/31/2008.

    PIONEER GROWTH OPPORTUNITIES FUND'S ANNUAL RETURNS -- CLASS A SHARES (%)
                           (YEARS ENDED DECEMBER 31)


                              2003            43.67
                              2004            22.23
                              2005             4.56
                              2006             4.78
                              2007            -3.90
                              2008           -35.39
                              2009            43.01
                              2010            19.60
                              2011            -2.53
                              2012             6.58


During the period shown in the bar chart, Pioneer Growth Opportunities Fund's highest quarterly return was 31.05% for the quarter ended 6/30/2003, and the lowest quarterly return was -21.49% for the quarter ended 9/30/2011.

                                       AVERAGE ANNUAL TOTAL RETURNS (%)
                                   (FOR PERIODS ENDED DECEMBER 31, 2012)

                                                                                Since   Inception
Pioneer Select Mid Cap Growth Fund               1 Year 5 Years      10 Years Inception   Date
-------------------------------------------------------------------------------------------------
   Class A                                                                              6/30/93
      Return Before Taxes                          4.01   1.68          9.43    11.45
      Return After Taxes on Distributions          3.54   1.57          8.72    10.43
      Return After Taxes on Distributions and
         Sale of Fund Shares                       3.22   1.42          8.23    10.00
-------------------------------------------------------------------------------------------------
   Class C                                         9.22   1.93          9.31     6.19    1/7/02
-------------------------------------------------------------------------------------------------
   Class Y                                        10.77   3.30           N/A     7.41   6/23/04
-------------------------------------------------------------------------------------------------
Russell Midcap Growth Index (reflects no
   deduction for fees, expenses or taxes)         15.81   3.23         10.32     8.68   6/30/93
-------------------------------------------------------------------------------------------------
                                                                                Since   Inception
Pioneer Growth Opportunities Fund                1 Year 5 Years      10 Years Inception   Date
-------------------------------------------------------------------------------------------------
   Class A                                                                              9/30/96
      Return Before Taxes                          0.46   1.59          7.18     6.09
      Return After Taxes on Distributions          0.46   1.52          6.81     5.54
      Return After Taxes on Distributions and
         Sale of Fund Shares                       0.30   1.33          6.29     5.20
-------------------------------------------------------------------------------------------------
   Class B                                         1.07   1.41          6.58     5.40   9/30/96
-------------------------------------------------------------------------------------------------
   Class C                                         5.64   1.71          6.80     2.32   4/30/00
-------------------------------------------------------------------------------------------------
   Class R                                         6.21    N/A           N/A     9.73    8/3/09
-------------------------------------------------------------------------------------------------
   Class Y                                         7.12   3.34           N/A     2.94   9/23/05
-------------------------------------------------------------------------------------------------
Russell 2000 Growth Index (reflects no deduction
   for fees, expenses or taxes)                   14.59   3.49          9.80     4.52   9/30/96
-------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares will vary.

                                                                   26443-04-0413